                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 30, 1997
                                                      -------------------

                     Fund America Investors Corporation II
                     -------------------------------------
               (Exact name of registrant as specified in charter)

       Delaware                    33-73748                  84-1218906
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission               (IRS Employer
  of incorporation)              File Number)        Identification No.)

     6400 S. Fiddler's Green Circle, Suite 1200B, Englewood, Colorado 80111
-------------------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code (303) 290-6025



===============================================================================
         (Former name or former address, if changed since last report.)

      Item 1.     Changes in Control of Registrant.
                  Not Applicable.

      Item 2.     Acquisition or Disposition of Assets.
                  Not Applicable.

      Item 3.     Bankruptcy or Receivership.
                  Not Applicable.

      Item 4.     Changes in Registrant's Certifying Accountant.
                  Not Applicable.

      Item 5.     Other Events.

               Fund America Investors Trust 1997-NMC1 (the "Issuer") was formed pursuant to a Deposit Trust Agreement, dated as of September 1, 1997 (the "Trust Agreement"), by and between the Registrant and Wilmington Trust Company, as owner trustee (the "Owner Trustee").

               On September 30, 1997, the Issuer issued $121,765,000 original principal amount of its Collateralized Mortgage Obligations, Series 1997-NMC1 (the "Bonds") pursuant to an Indenture, dated as of September 1, 1997 (the "Indenture"), between the Registrant and Norwest Bank Minnesota, National Association, as trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

               The financial guaranty insurance policy (the "MBIA Insurance Policy") issued by MBIA Insurance Corporation provides an unconditional and irrevocable guarantee as to payment of Insured Payments, subject to the terms of the MBIA Insurance Policy.

               As security for the Bonds, the Issuer pledged to the Indenture Trustee pursuant to the Indenture a pool of adjustable rate Mortgage Loans secured by first liens on one- to four-family residential properties. The Mortgage Loans were purchased by the Registrant in a privately negotiated transaction with National Mortgage Corporation ("NMC") pursuant to a Mortgage Loan Sale Agreement, dated as of September 1, 1997, between the Registrant and NMC and subsequently transferred to the Issuer pursuant to a Mortgage Loan Contribution Agreement, dated as of September 1, 1997, by and between the Registrant, as transferor, and the Issuer, as transferee.

               The Bonds have been sold by the Registrant to Greenwich Capital Markets, Inc. and ContiFinancial Services Corporation (the
      "Underwriters") pursuant to an Underwriting Agreement, dated as of September 17, 1997, among the Underwriters and the Registrant.

               Certain characteristics of the Mortgage Loans pledged to the Indenture Trustee pursuant to the Indenture are set forth below, beginning on the following page.

                                   10/07/97

FUND AMERICA INVESTORS TRUST 1997-NMC1 - COMBINED PORTFOLIO (THE MORTGAGE LOANS)
                         09/01/97 Scheduled Balances


              TOTAL CURRENT BALANCE:                  $123,620,068.92
              NUMBER OF LOANS:                                    972

              AVERAGE CURRENT BALANCE:                $    127,181.14

              WEIGHTED AVERAGE GROSS COUPON:                  9.90329 %

              WEIGHTED AVERAGE GROSS MARGIN:                   5.9384 %
              WEIGHTED AVERAGE MAX INT RATE:                  15.9336 %

              WEIGHTED AVERAGE NEXT RESET:                      17.52 months

              WEIGHTED AVERAGE ORIGINAL LOAN TO VALUE:          79.80 %

              WEIGHTED AVERAGE ORIGINAL TERM:                  360.00 months
              WEIGHTED AVERAGE REMAINING TERM:                 358.80 months
              WEIGHTED AVERAGE SEASONING:                        1.20 months

              TOP STATE CONCENTRATIONS ($):                     31.52 % Colorado, 13.74 % Georgia,  9.06 % California
              MAXIMUM ZIP CODE CONCENTRATION ($):                1.59 %  80123 (LITTLETON, CO)


                                                                         CURRENT
                                                                    PRINCIPAL BALANCE     PCT($)    # OF LOANS
                                                                    -----------------     ------    ----------
              LOAN STATUS:             Additional Mortgage Loans        12,694,759.42      10.27       108
                                       Initial Mortgage Loans          110,925,309.50      89.73       864

              FIXED/ARM:               ARM                             123,620,068.92     100.00       972

              PRODUCT:                 2/28 6 Mo LIBOR                  84,339,603.76      68.22       703
                                       3/27 6 Mo LIBOR                   1,526,949.79       1.24         9
                                       6 Mo LIBOR                       37,753,515.37      30.54       260

              INDEX:                   6 Mo LIBOR                      123,620,068.92     100.00       972

              CURRENT BALANCE:            24,000  -    50,000            1,978,096.15       1.60        47
                                          50,001  -   100,000           31,146,022.51      25.19       408
                                         100,001  -   150,000           31,651,160.89      25.60       261
                                         150,001  -   200,000           22,479,188.34      18.18       132
                                         200,001  -   250,000           12,703,777.27      10.28        56
                                         250,001  -   300,000            7,285,796.86       5.89        27
                                         300,001  -   350,000            6,291,997.03       5.09        19
                                         350,001  -   400,000            2,693,587.27       2.18         7
                                         400,001  -   450,000            3,018,504.39       2.44         7
                                         450,001  -   500,000            1,924,034.43       1.56         4
                                         500,001  -   550,000              543,352.72       0.44         1
                                         550,001  -   600,000              576,318.47       0.47         1
                                         600,001  -   650,000              623,613.69       0.50         1
                                         700,001  -   704,619              704,618.90       0.57         1

              GROSS COUPON:              7.55000  -   8.00000            2,404,307.66       1.94        10
                                         8.00001  -   8.50000            3,639,597.21       2.94        30
                                         8.50001  -   9.00000            7,856,880.94       6.36        58
                                         9.00001  -   9.50000           21,726,926.71      17.58       154
                                         9.50001  -  10.00000           33,045,421.04      26.73       252
                                        10.00001  -  10.50000           29,435,622.35      23.81       242
                                        10.50001  -  11.00000           20,606,799.02      16.67       173
                                        11.00001  -  11.50000            3,141,115.59       2.54        32
                                        11.50001  -  12.00000            1,002,380.55       0.81        12
                                        12.00001  -  12.50000              643,442.46       0.52         6
                                        12.50001  -  13.00000               92,575.39       0.07         2
                                        13.00001  -  13.10000               25,000.00       0.02         1

                                   10/07/97

FUND AMERICA INVESTORS TRUST 1997-NMC1 - COMBINED PORTFOLIO (THE MORTGAGE LOANS)
                           09/01/97 Scheduled Balances

                                                                         CURRENT
                                                                    PRINCIPAL BALANCE     PCT($)    # OF LOANS
                                                                    -----------------     ------    ----------
              ORIGINAL LTV:             25.58  -  30.00                     94,953.88       0.08           2
                                        30.01  -  35.00                    443,849.13       0.36           6
                                        35.01  -  40.00                    310,553.07       0.25           6
                                        40.01  -  45.00                    790,544.08       0.64           5
                                        45.01  -  50.00                    314,614.82       0.25           5
                                        50.01  -  55.00                  1,338,334.78       1.08          12
                                        55.01  -  60.00                  3,014,118.79       2.44          23
                                        60.01  -  65.00                  6,053,049.51       4.90          51
                                        65.01  -  70.00                  7,333,764.79       5.93          59
                                        70.01  -  75.00                 15,144,033.94      12.25         116
                                        75.01  -  80.00                 33,257,093.56      26.90         255
                                        80.01  -  85.00                 22,654,080.70      18.33         175
                                        85.01  -  90.00                 32,871,077.87      26.59         257

              STATE:                   Colorado                         38,968,556.46      31.52         295
                                       Georgia                          16,984,589.80      13.74         141
                                       California                       11,194,662.96       9.06          67
                                       Connecticut                      10,085,991.34       8.16          76
                                       Massachusetts                     9,184,214.86       7.43          75
                                       Maryland                          6,038,676.18       4.88          38
                                       Virginia                          4,964,717.26       4.02          31
                                       Utah                              4,318,119.99       3.49          36
                                       Rhode Island                      3,016,435.92       2.44          34
                                       Illinois                          2,577,019.84       2.08          19
                                       North Carolina                    2,184,666.26       1.77          22
                                       Arizona                           1,869,867.88       1.51          21
                                       Florida                           1,307,656.57       1.06          15
                                       New Mexico                        1,248,134.73       1.01           4
                                       Oklahoma                          1,217,619.89       0.98           8
                                       Wyoming                             834,261.77       0.67          11
                                       Oregon                              825,146.48       0.67           9
                                       Minnesota                           739,703.79       0.60           8
                                       New Hampshire                       680,786.73       0.55           7
                                       Texas                               679,627.30       0.55           9
                                       South Dakota                        605,050.00       0.49           8
                                       Tennessee                           554,253.70       0.45           6
                                       Ohio                                535,943.21       0.43           2
                                       District of Columbia                534,192.19       0.43           5
                                       Montana                             503,046.75       0.41           6
                                       New York                            440,100.50       0.36           4
                                       Idaho                               342,642.39       0.28           3
                                       South Carolina                      305,323.39       0.25           4
                                       Washington                          291,021.71       0.24           2
                                       Nevada                              249,628.17       0.20           1
                                       Indiana                              92,165.55       0.07           1
                                       Nebraska                             91,963.82       0.07           1
                                       Michigan                             63,171.73       0.05           1
                                       Kansas                               55,109.80       0.04           1
                                       Missouri                             36,000.00       0.03           1

              PURPOSE:                 Purchase                         63,556,356.60      51.41         518
                                       Cash Out Refinance               38,540,925.97      31.18         288
                                       Rate/Term Refinance              13,765,314.20      11.14         105
                                       Debt Consolidation                7,757,472.15       6.28          61

              DOCUMENTATION:           Full Documentation               77,568,687.47      62.75         646
                                       Stated Documentation             36,816,342.80      29.78         272
                                       Fast Documentation                9,235,038.65       7.47          54

              OCCUPANCY:               Primary                         120,419,596.23      97.41         934
                                       Investor                          2,253,271.40       1.82          25
                                       Second Home                         947,201.29       0.77          13

                                    10/07/97

FUND AMERICA INVESTORS TRUST 1997-NMC1 - COMBINED PORTFOLIO (THE MORTGAGE LOANS)
                           09/01/97 Scheduled Balances

                                                                         CURRENT
                                                                    PRINCIPAL BALANCE     PCT($)    # OF LOANS
                                                                    -----------------     ------    ----------
              PREPAY:                  1 YR PREPAYMENT PENALTY          36,341,450.79      29.40         272
                                       2 YR PREPAYMENT PENALTY          41,144,877.91      33.28         350
                                       3 YR PREPAYMENT PENALTY          15,009,128.99      12.14         134
                                       5 YR PREPAYMENT PENALTY             484,532.53       0.39           3
                                       NO PREPAYMENT PENALTY            30,640,078.70      24.79         213

              PROPERTY TYPE:           Single Family                   112,100,093.58      90.68         868
                                       2-4 Units                         4,297,694.57       3.48          40
                                       Condominium                       4,090,410.40       3.31          41
                                       PUD                               2,333,080.72       1.89          13
                                       Manufactured Housing                722,289.65       0.58           9
                                       Mid Rise Condo                       76,500.00       0.06           1

              SELLER ASSIGNED
              RISK CATEGORIES:         A                                81,645,433.77      66.05         605
                                       A-                               21,008,214.79      16.99         169
                                       B                                12,950,074.55      10.48         114
                                       C                                 5,271,561.10       4.26          52
                                       D                                 2,744,784.71       2.22          32

              SEASONING:                 0                              38,803,178.00      31.39         315
                                         1                              37,909,288.26      30.67         306
                                         2                              33,254,318.38      26.90         257
                                         3                              11,726,264.02       9.49          83
                                         4                               1,547,208.61       1.25           7
                                         6                                  94,137.57       0.08           1
                                         7                                 160,077.80       0.13           2
                                        11                                 125,596.28       0.10           1

              REMAINING TERM:          349                                 125,596.28       0.10           1
                                       353                                 160,077.80       0.13           2
                                       354                                  94,137.57       0.08           1
                                       356                               1,547,208.61       1.25           7
                                       357                              11,726,264.02       9.49          83
                                       358                              33,254,318.38      26.90         257
                                       359                              37,909,288.26      30.67         306
                                       360                              38,803,178.00      31.39         315

              GROSS MARGIN:              4.250  -   4.500                  748,526.08       0.61           6
                                         4.501  -   5.000                7,361,061.65       5.95          50
                                         5.001  -   5.500               23,826,003.72      19.27         181
                                         5.501  -   6.000               45,714,637.79      36.98         346
                                         6.001  -   6.500               33,617,093.26      27.19         283
                                         6.501  -   7.000                6,225,366.74       5.04          47
                                         7.001  -   7.500                3,631,319.42       2.94          30
                                         7.501  -   8.000                1,985,644.75       1.61          21
                                         8.001  -   8.500                  375,615.51       0.30           5
                                         8.501  -   8.800                  134,800.00       0.11          13

              MAX INT RATE:             13.550  -  14.000                2,404,307.66       1.94          10
                                        14.001  -  14.500                3,428,828.38       2.77          28
                                        14.501  -  15.000                7,206,455.88       5.83          54
                                        15.001  -  15.500               21,206,437.94      17.15         152
                                        15.501  -  16.000               32,493,551.89      26.29         249
                                        16.001  -  16.500               29,572,063.76      23.92         241
                                        16.501  -  17.000               21,522,482.77      17.41         177
                                        17.001  -  17.500                3,664,105.24       2.96          36
                                        17.501  -  18.000                1,288,991.01       1.04          15
                                        18.001  -  18.500                  715,269.00       0.58           7
                                        18.501  -  19.000                   92,575.39       0.07           2
                                        19.001  -  19.100                   25,000.00       0.02           1

                                    10/07/97

FUND AMERICA INVESTORS TRUST 1997-NMC1 - COMBINED PORTFOLIO (THE MORTGAGE LOANS)
                           09/01/97 Scheduled Balances

                                                                         CURRENT
                                                                    PRINCIPAL BALANCE     PCT($)    # OF LOANS
                                                                    -----------------     ------    ----------
              NEXT RATE ADJ DATE:      10/01/97                            125,596.28       0.10           1
                                       11/01/97                            439,362.66       0.36           2
                                       12/01/97                          3,531,512.73       2.86          19
                                       01/01/98                          9,920,116.00       8.02          75
                                       02/01/98                         11,191,403.04       9.05          78
                                       03/01/98                         10,572,103.66       8.55          68
                                       04/01/98                          1,973,421.00       1.60          17
                                       02/01/99                            160,077.80       0.13           2
                                       03/01/99                             94,137.57       0.08           1
                                       05/01/99                          1,107,845.95       0.90           5
                                       06/01/99                          8,194,751.29       6.63          64
                                       07/01/99                         22,857,625.08      18.49         179
                                       08/01/99                         25,850,803.07      20.91         225
                                       09/01/99                         20,367,343.00      16.48         177
                                       10/01/99                          5,707,020.00       4.62          50
                                       07/01/00                            509,501.60       0.41           3
                                       08/01/00                            744,948.19       0.60           2
                                       09/01/00                            272,500.00       0.22           4

FUND AMERICA INVESTORS TRUST 1997-NMC1


Product                Count      Balance     Gross Rate  Gross Margin    Max Rate   Months To Roll

2/28 6 Mo LIBOR         703    84,339,603.76    10.1154       6.0226      16.1577          23
3/27 6 Mo LIBOR           9     1,526,949.79     9.3986       5.6231      15.3986          35
6 Mo LIBOR              260    37,753,515.37     9.4498       5.7629      15.4546           5

                        972   123,620,068.92

Item 6.  Resignations of Registrant's Directors.
              Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

       1.1 Copy of the Underwriting Agreement, dated as of September 17, 1997, by and among the Registrant, Greenwich Capital Markets, Inc. and ContiFinancial Services Corporation.

       4.1 Copy of the Indenture, dated as of September 1, 1997, by and between the Registrant and Norwest Bank Minnesota, National Association, as Indenture Trustee (related exhibits available upon request of the Indenture Trustee).

       10.1 Copy of the Mortgage Loan Sale Agreement, dated as of September 1, 1997, by and between National Mortgage Corporation and the Registrant.

       10.2 Copy of the Deposit Trust Agreement, dated as of September 1, 1997, by and between the Registrant and Wilmington Trust Company, as Owner Trustee.

       10.3 Copy of the Servicing Agreement, dated as of September 1, 1997, by and among National Mortgage Corporation, as Servicer, Norwest Bank Minnesota, National Association, as Indenture Trustee, and the Registrant.

       99.1 Copy of the Financial Guaranty Insurance Policy issued by MBIA Insurance Corporation.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 14, 1997                          FUND AMERICA INVESTORS CORPORATION II

                                          By:/s/ Steven B. Chotin
                                             -----------------------------------

                                          Name:  Steven B. Chotin

                                          Title: President



                                                                                                               Page
         1.1      Copy of the Underwriting Agreement, dated as of
                  September 17, 1997, by and among the Registrant,
                  Greenwich Capital Markets, Inc. and ContiFinancial
                  Services Corporation............................................................................

         4.1      Copy of the Indenture, dated as of September 1, 1997, by and between the Registrant and Norwest Bank Minnesota, National
                  Association, as Indenture Trustee (related
                  exhibits available upon request of the Indenture Trustee)........................................

         10.1     Copy of the Mortgage Loan Sale Agreement,
                  dated as of September 1, 1997, by and between
                  National Mortgage Corporation and the Registrant.................................................

         10.2     Copy of the Deposit Trust Agreement, dated as
                  of September 1, 1997, by and between the
                  Registrant and Wilmington Trust Company,
                  as Owner Trustee.................................................................................

         10.3     Copy of the Servicing Agreement, dated as
                  of September 1, 1997, by and among National
                  Mortgage Corporation, as Servicer, Norwest Bank
                  Minnesota, National Association, as Indenture Trustee,
                  and the Registrant...............................................................................

         99.1     Copy of the Financial Guaranty Insurance Policy
                  issued by MBIA Insurance Corporation.............................................................